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                                                                    Exhibit 10.3


                            PREMISES LEASE AGREEMENT


                                     Between


                    PLATINUM PLAZA LIMITED LIABILITY COMPANY

                                     Lessor


                                       and


                                   CENTRA BANK

                                     Tenant


              1ST FLOOR COMPRISING 6,464 SQUARE FEET, MORE OR LESS,
                    PLATINUM PLAZA, MORGANTOWN, WEST VIRGINIA

                                    Premises






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                                TABLE OF CONTENTS


      I.    Parties.....................................................1
     II.    Defined Terms...............................................1
    III.    Premises....................................................3
     IV.    Term and Possession.........................................4
      V.    Lessor's Warranty...........................................4
     VI.    Use.........................................................5
    VII.    Assignment or Subletting....................................5
   VIII.    Rent........................................................6
     IX.    Taxes.......................................................7
      X.    Insurance...................................................7
     XI.    Common Area Maintenance.....................................8
    XII.    Utilities and Services.....................................10
   XIII.    Alterations, Improvements, and Construction................10
    XIV.    Repairs....................................................11
     XV.    Rules and Regulations......................................12
    XVI.    Mortgages..................................................14
   XVII.    Tenant's Property..........................................14
  XVIII.    Insurance & Indemnification................................14
    XIX.    Environmental..............................................16
     XX.    Condemnation...............................................17
    XXI.    Defaults...................................................17
   XXII.    Surrender..................................................19
  XXIII.    Right of First Refusal To Lease............................19
   XXIV.    Miscellaneous..............................................19







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                            PREMISES LEASE AGREEMENT


                                    ARTICLE I
                                     PARTIES

                  1.0.1 This lease ("Lease") is made on or as of this 1st day of August,1999, by and between PLATINUM PLAZA LIMITED LIABILITY COMPANY, (hereinafter "Lessor"), and CENTRA BANK, (hereinafter referred to as "Tenant").

                  1.0.2 The parties hereto, for and in consideration of the mutual covenants contained herein and with the specific intention of being legally bound hereby and of so binding their respective heirs, administrators, executors, successors and assigns, jointly and severally, agree as follows:


                                   ARTICLE II
                                  DEFINED TERMS

                  2.0.1 Any word or combination of words set forth herein within quotation marks and with the first letter(s) of the word(s) capitalized shall be a defined term, and when thereafter used herein with the letter(s) capitalized shall have the meaning first indicated.

                  2.0.2 "Premises": 1st Floor Platinum Plaza Building comprising 6,464 square feet, more or less, as further described in Article III.

                  2.0.3 "Proportionate Share": The fraction or decimal equivalent obtained by dividing 6464 square feet by the total number of square feet of floor area within the entire Premises.

                  2.0.4 "Term": As further defined in Article IV, twenty (20) years commencing on August 1, 1999.

                  2.0.5 "Expiration Date": The date set forth in a supplemental "Term Rider" to be executed and attached hereto in accordance with Section 4.0.1, or if there is no Term Rider than June 30, 2019.

                  2.0.6 "Use": Tenant will use the Premises for the purposes of the operation of a lending institution and ancillary financial services. Tenant will not use the Premises for any other purpose without Lessor's prior written consent, not to be unreasonably withheld.

                  2.0.7 "Fixed Rent": for each "Rental Year" (as defined in
Section 8.0.4):

                  Rental     Year  1-3   $16.50 per square feet
                                         $106,656.00 annually

                  Years 4-20 Inclusive & Option Years: Rent shall be adjusted every 3 years by multiplying the fixed rent for rental in the



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                  immediately preceding year by the percentage increase of the consumer price index as reported in the Wall Street Journal. In the event the Consumer Price Index as reported in the Wall Street Journal shall become unavailable to the public, the Lessor will substitute with Tenant's prior approval a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any government agency, or if no such index should then be available, a comparable index published by a major bank or other financial institution or by a recognized financial publication provided by a university.

                  2.0.8  "Tenant's Share of Taxes": The Proportionate Share of:

                         (a) All "Taxes" (as defined in Section 9.0.2).

                         (b) Tenant agrees to pay to Lessor each month in
advance, during the first calendar year of this Lease, Tenant's proportionate share of Real Estate Taxes pertaining to the Platinum Plaza Building as defined in Article 9. After the first year and any time thereafter, Lessor may advise Tenant of any increase in said monthly payment which increased payment shall be one twelfth (1/12) of the estimated real estate taxes for the current year. Tenant shall thereafter pay said increased amount to Lessor each month in advance. The increased payment shall be applied toward Tenant's proportionate share of real estate taxes pertaining to the Platinum Plaza Building.

                         (c) Estimated monthly tax expense: $335.00 per month.

                  2.0.9 "Tenant's Share of Insurance": The Proportionate Share of:

                         (a) All "Insurance" (as defined in Section 10.0.2).

                         (b) Tenant agrees to pay to Lessor each month in
advance, during the first calendar year of this Lease, Tenant's proportionate share of Insurance pertaining to the Platinum Plaza Building as defined in
Article 10. After the first year and any time thereafter, Lessor may advise Tenant of any increase in said monthly payment which increased payment shall be one twelfth (1/12) of the estimated insurance premiums for the current year. Tenant shall thereafter pay said increased amount to Lessor each month in advance. The increased payment shall be applied toward Tenant's proportionate share of insurance premiums pertaining to the Platinum Plaza Building.

                         (c) Estimated monthly insurance expense: $49.00 per
month .

                  2.0.10 "Tenant's Share of Lessor's Operating Costs of Common Area": Amount Equal to:

                         (a) Proportionate Share of "Lessor's Operating Costs"
(as defined in Article 11).



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                         (b) Tenant agrees to pay to Lessor each month in
advance, during the first calendar year of this Lease the sum of $1,868.00 per month and the total amount of said monthly payments accumulated in Tenant's account shall be applied towards Tenant's proportionate share of Lessor's Operating Costs pertaining to the Platinum Plaza Building as defined in Article
11. After the first year and any time thereafter, Lessor may advise Tenant of any increase in said monthly payment which increased payment shall be one twelfth (1/12) of the estimated Lessor's Operating Costs for the current year. Tenant shall thereafter pay said increased amount to Lessor each month in advance. The increased payment shall be applied toward Tenant's proportionate share of Lessor's Operating Costs pertaining to the Platinum Plaza Building.

                  2.0.11 "Security Deposit": None

                  2.0.12 "Tenant's Trade Name and Notice Address": Centra Bank, Post Office Box 656, Morgantown, WV, 26507.

                  2.0.13 "Lessor's Notice Address": Platinum Properties, c/o Petroplus and Associates, Inc., 1000 Hampton Center, Suite C, Morgantown, WV, 26505.


                                   ARTICLE III
                                    PREMISES

                  3.0.1 Lessor hereby leases to Tenant, and Tenant hereby rents from Lessor, the Premises as defined in Section 2.0.2, including all Improvements, as hereinafter defined, and together with all appurtenances, including use with others of the Common Areas, as hereinafter defined, to have and to hold unto Tenant for and during the term hereinafter set forth.

                  3.0.2 Lessor reserves the sole and exclusive right, from time to time, to change the Premises in any way it may desire, including, but not limited to, construction of additions, removal of building or parts of buildings and alteration of Common Areas.

                  3.0.3 Lessor reserves the sole and exclusive right to use all or any part of the roof of the Premises for any purpose; to erect additional stories or other structures over all or any part of the Premises; to erect in connection with the construction thereof temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the Premises shall not be denied; to install, maintain, use, repair and replace within the Premises pipes, ducts, conduits, wires and all other mechanical equipment servicing other parts of the Premises, the same to be in locations within the Premises as will not deny Tenant's use thereof; and to make any use it desires of the side or rear walls of the Premises, provided that such use shall not encroach on the interior of the Premises.

                  3.0.4 The Premises have been inspected by Tenant, and Tenant agrees to accept the same in their present "AS IS" condition and in the condition in which the Premises may be on the commencement date of this Lease, with the understanding that the Premises



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will be subject to ordinary wear and tear from the date hereof until commencement of the term.


                                   ARTICLE IV
                               TERM AND POSSESSION

                  4.0.1 The term of this Lease shall commence on August 1, 1999, and shall be for a period of time set forth in Section 2.0.4.

                  4.0.2 Lessor, its agents, employees and contractors, shall have the right to enter all parts of the Premises during Tenant's operating hours to inspect the same, to enforce and carry out any provision of this Lease, and, without assuming responsibility to do so, to make repairs or alterations. In the event of an emergency endangering life or property or in the event of desertion of the Premises, Lessor shall have the right to enter by force.

                  4.0.3 Renewal Option - Tenant shall have the option to renew the term of this lease for five (5) additional five (5) year periods following the expiration of the original term, provided that this Lease is in full force and effect and free of defaults by Tenant on the day the renewal option is exercised and on the day the renewal term begins. The renewal term shall be on the same terms, covenants and conditions as the original term, except that the annual rent shall be adjusted as provided in Section 2.0.7 of this Lease, and there shall be no further right of renewal after the renewal term provided for herein. Such right of renewal must be exercised by delivery to Lessor of an unequivocal written notice of election to renew at least one hundred eighty
(180) days prior notice and without any further instrument, this Lease shall be deemed to be renewed, subject to the conditions hereinbefore provided in this Section.

                  4.0.4 Holding over - Should the Tenant, with or without the express or implied consent of the Lessor, continue to hold and occupy the Premises after the expiration of the term of this lease, such holding over beyond the term and the acceptance or collection of rent by Lessor, shall operate and be construed as creating a tenancy from month to month and not for any other term whatsoever, but the same may be terminated by the Lessor by giving the Tenant ten (10) days' written notice thereof, and at any time thereafter the Lessor may reenter and take possession of the Premises, any rule in law or equity to the contrary notwithstanding.


                                    ARTICLE V
                                LESSOR'S WARRANTY

                  5.0.1 Lessor hereby warrants that it and no other person or corporation has the right to lease the Premises. Tenant shall have quiet and peaceful possession of the Premises without hindrance on the part of Lessor, and Lessor shall warrant and defend Tenant in such quiet and peaceful possession against the claims of all persons claiming by, through or under Lessor, so long as Tenant shall not be in default hereunder.



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                                   ARTICLE VI
                                       USE

                  6.0.1. Tenant shall use the Premises only in a safe and lawful manner for the purpose set forth in Section 2.0.6.

                  6.0.2 At all times and in all respects Tenant shall comply with all statutes, laws, ordinances and regulations of every governmental authority having jurisdiction.

                  6.0.3 Tenant will conduct business on the Premises only in the Tenant's Trade Name as specified in Section 2.0.12, unless the use of some other name is approved in writing by Lessor.

                  6.0.4 Lessor reserves the right to completely close the entire Premises and Common Area to all traffic for a period of 24 hours once every 10 years after 30 days notice to all Tenants. Said closure shall not occur during normal business operating hours.


                                   ARTICLE VII
                            ASSIGNMENT OR SUBLETTING

                  7.0.1 Tenant will not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions or lease departments therein, without first obtaining the written consent of Lessor, which consent shall not be unreasonably withheld, any attempts at assigning or subletting without Lessors consent shall be null and void. Consent by Lessor to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition includes any subletting or assignment, which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate or proprietary structure.

                  7.0.2 If Tenant is a corporation and if at any time during the Term, any part or all of the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present control of said corporation by the person or persons now owning a majority of said corporate shares, Tenant shall notify Lessor of this event within fifteen (15) days from the date of such transfer and if Lessor's financial risk is increased or if the operation of the business is significantly altered as a result of such change in control Lessor may terminate this Lease at any time after such change by giving Tenant sixty (60) days written notice.

                  7.0.3 If Lessor consents to assignment or sublease the following shall be applicable:

                        (a) The proposed Tenant will not be violating any prohibitive use in this lease or with any existing Tenant in the Premises at the time of said assignment; and



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                         (b) The new Tenant assumes in writing, in a form
satisfactory to Lessor, the obligations under this lease on behalf of Tenant;
and

                         (c) Tenant and any guarantor shall remain fully liable
as the primary obligor under this lease.

                         (d) The Tenant has not violated any terms or conditions
of this Lease Agreement.


                                  ARTICLE VIII
                                      RENT

                  8.0.1 Tenant covenants and agrees to pay to Lessor, as rent for the Premises the Fixed Rent set forth in Section 2.0.7.

                  8.0.2 Fixed Rent shall be payable without deduction or setoff in equal monthly installments in advance on the first day of each full calendar month during the Term, the first such payment to include any prorated Fixed Rent for the period from the date of the commencement of the Term to the first day of the first calendar month in the Term. The first such payment of the Fixed Rent shall be due and payable on August 1, 1999.

                  8.0.3 A rental year shall consist of twelve (12) calendar months, beginning on the first day of the first full calendar month of the Term ("Rental Year"). The First Rental Year shall include the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term. Any portion of the Term remaining at the end of the last full Rental Year shall constitute the final Rental Year, and rentals and all other charges shall be apportioned therefor.

                  8.0.4 It is understood and agreed that the basic consideration for this Lease is Tenant's covenant to pay the total sum of the Fixed Rent set forth in Section 2.0.7 for the original Term, and other amounts payable by Tenant hereunder. The reason that the rates of installments may differ is to defer payment of some of the rent from the early part of the Term to the latter part for the convenience of the Tenant. Under these circumstances, it is not contemplated that any governmental rent control or freeze will excuse Tenant from paying any part of the rent as agreed.

                  8.0.5 All rent and other amounts payable by Tenant hereunder shall be paid to Lessor without demand or deduction at the Lessor's Notice Address set forth in Section 2.0.12 or such other place as Lessor from time to time may designate.

                  8.0.6 Anything in this Lease to the contrary notwithstanding, at Lessor's option, Tenant shall pay, as additional rent, a late charge in the amount of Fifty ($50.00) Dollars for any rent payment not made within seven (7) days after the due date thereof to cover the extra expense involved in handling delinquent payments.



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                                   ARTICLE IX
                                      TAXES

                  9.0.1 Tenant shall pay monthly, in addition to rent hereunder, Tenant's Share of Taxes (as specified in Section 2.0.8 and as defined in Section 9.0.2).

                  9.0.2 "Taxes" include all real estate and other ad valorem taxes and assessments applicable to the Premises and any other tax imposed against Lessor with respect to the Premises by federal, state or local taxing authorities as a substitution for or in addition to the current method of property taxation used for the funding of governmental services and the cost, including attorneys and appraisers' fees, of any contest or appeal pursued by the Lessor in an effort to reduce the amount of tax or assessment with respect to the Premises.

                  9.0.3 "Tax Year" means each twelve (12) month period (deemed, for the purpose of this Article, to have 365 days) established as the real estate Tax Year by the taxing authorities having lawful jurisdiction over the Premises.

                  9.0.4 The tax payment if required hereunder shall be paid by Tenant monthly.

                  9.0.5 Within sixty (60) days after Lessor's receipt of tax bills for each Tax Year, or within a reasonable time thereafter in Lessor's determination, Lessor will certify to Tenant:

                        (a) The amount of Taxes as specified above, and

                        (b) The amount of Tenant's Share of Taxes.

                  9.0.6 The failure of Lessor to Provide such certification within the time prescribed above shall not relieve Tenant of its obligations generally or for the specified Tax Year in which any such failure occurs.

                  9.0.7 For the Tax Year in which the Term commences or terminates, the provisions of this Article shall apply, but Tenant's liability for its proportionate share of any Taxes for such year shall be subject to a pro-rata adjustment based upon the number of days of such Tax Year falling within the Term.


                                    ARTICLE X
                                    INSURANCE

                  10.0.1 Tenant shall pay monthly, in addition to rent hereunder, Tenant's Share of Insurance and Taxes (as defined in Section 2.0.9 and defined in Section 10.0.2).



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                  10.0.2 "Insurance" includes all insurance premiums and costs of any kind or payable by the Lessor under or for any insurance policies applicable during the Term in any respect to the Premises and the Common Area.

                  10.0.3 "Insurance Period" means each period established by Lessor or its insurers as the period during which any insurance policies may be in effect.

                  10.0.4 The insurance payment if required hereunder shall be paid by Tenant in monthly installments.

                  10.0.5 Within sixty (60) days after Lessor's receipt of insurance bills for each Insurance Period, Lessor will certify to Tenant:

                         (a) The amount of Insurance;

                         (b) The amount of Tenant's Share of Insurance; and

                         (c) The Insurance Period for which such Insurance is
paid or payable.

                  10.0.6 The failure of Lessor to provide such certification or to provide bills under this Lease within the time prescribed therefore shall not relieve Tenant of its obligations generally or for the specific Insurance Period in which any such failure occurs.


                                   ARTICLE XI
                             COMMON AREA MAINTENANCE

                  11.0.1 The Common Area which may be furnished by Lessor in or near the Premises for the general common use of Tenants, their officers, agents, employees and customers ("Common Area") including, without limitation, all parking areas, access roads, employee parking areas, the truck way or ways, driveways, pedestrian sidewalks, landscaped and planted areas, retaining walls, stairways, bus stops, lighting facilities, and other areas and improvements, shall at all times be subject to the exclusive control and management of Lessor. Lessor shall have the right to establish, modify and enforce reasonable rules and regulations with respect to the Common Area; to change the areas, locations and arrangement thereof; to enter into, modify and terminate easement and other agreements pertaining to the use and maintenance thereof; to restrict parking by Tenants, their officers, agents, and employees to employee parking areas; to close all or any portion of said parking areas or other Common Area to such extent as may, in the opinion of Lessor be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; to close temporarily any or all portions of the said areas or facilities; to discourage non customer parking; and to do and perform such other acts in and to said areas and improvements as, in the exercise of good business judgment, Lessor shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenants, their officers, agents, employees and customers.



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                  11.0.2 Lessor will operate and maintain the Common Area which may be provided pursuant to this Section.

                  11.0.3 Lessor reserves the right in its sole discretion to change, rearrange, alter, modify, reduce or supplement any or all of the Common Area so long as adequate facilities in common are made available to the Tenant herein.

                  11.0.4 The "Lessor's Operating Costs" shall be the cost and expense of operating and maintaining the Common Area which may be provided whether or not located on land within the Premises Area in a manner deemed by Lessor to be reasonable and appropriate and for the best interests of the Premises; including, without limitation, all costs and expense of operating, repairing, lighting, cleaning, painting, striping, policing and providing security (including the cost of uniforms, equipment and all employment taxes); operating, maintenance, repairs and replacements of signs, displays, and decorations; removal of snow, ice and debris; regulation of traffic; inspections and depreciation of machinery and equipment used in the operation and maintenance of the Common Area and personal property taxes and other charges incurred in connection with such equipment; replacement of paving, curbs, sidewalks, landscaping, drainage, pipes, ducts, conduits and similar items, and lighting facilities; planting, replanting and replacing flowers, shrubbery and planters; rental of music program services and loudspeaker systems, including furnishing electricity therefore; and administrative costs equal to fifteen percent (15%) of the total cost of operating and maintaining the Common Area.

                  11.0.5 Tenant shall pay to Lessor, in addition to rent hereunder, Tenant's share of Lessor's Operating Costs of Common Area Maintenance (as specified in Section 2.0.10) for and during each calendar year.

                  11.0.6 The charge required hereunder shall be paid by Tenant in monthly installments.

                  11.0.7 If Tenant's Share of Lessor's Operating Costs of Common Area is specified under Subsection 2.0.10 (a), then within ninety (90) days after Lessor's calculation of such costs, or within a reasonable time thereafter in Lessor's determination, Lessor will certify to Tenant:

                         (a) The amount of Lessor's Operating Costs;

                         (b) The amount of Tenant's Share of Lessor's Operating
Costs; and

                         (c) The calendar year for which such Operating Costs
are paid or payable.

                  11.0.8 The failure of Lessor to provide such certification under this Lease or to provide bills under this Lease within the time prescribed therefor shall not relieve Tenant of its obligations generally or for the specific calendar year for which any such failure occurs.




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                  11.0.9 For the calendar year in which the Lease commences or terminates, the provisions of this Article shall apply, but Tenant's liability for Lessor's Operating Costs of Common Area for such calendar year shall be subject to a pro-rata adjustment based upon the number of days of such calendar year falling within the Term.

                  11.0.10 At Tenants sole cost and expense Tenant hereby consents and agrees to maintain the canopy and any other fixtures or equipment associated with the Drive Thru Lanes.


                                   ARTICLE XII
                             UTILITIES AND SERVICES

                  12.0.1 Lessor shall incur no liability whatsoever should any utility become unavailable from any public utility company, public authority or any other person, firm or corporation, including Lessor, supplying such utility. Discontinuance of any service shall not constitute an eviction, constructive or otherwise.

                  12.0.2 In the event that the charges for water, sewage, waste disposal, any utilities or services to or for the Premises are included in a charge for property of which the Premises are only a part and allocation of which charge or charges is not readily ascertainable, the determination of the portion thereof applicable to the Premises shall be made by Lessor on the basis of its best estimate of the amount of use by respective users and such other factors as may be pertinent for a reasonable division and allocation of the same.

                  12.0.3 If Tenant fails to pay any charge for water, sewage or other utility or service payable by Tenant hereunder, Lessor may elect to pay the same and shall have the right to collect the same and any expense incurred by Lessor in connection therewith from Tenant by exercising all remedies provided by law and provided herein for collection of rent. In addition to other remedies, Lessor reserves and shall at all times have the right to cut off and discontinue, without notice to Tenant, water, electricity, heating and air conditioning, or other utilities and services whenever Tenant has failed to pay in accordance with the terms of this Lease any amounts due by Tenant for rent or otherwise. Lessor shall not be liable for any such discontinuance and the same shall not constitute a termination of this Lease, or eviction, constructive or otherwise.


                                  ARTICLE XIII
                   ALTERATIONS, IMPROVEMENTS, AND CONSTRUCTION

                  13.0.1 Tenant shall not make any alterations or improvements to, erect any sign on, or remove anything except Tenant's Property (as herein defined) from the Premises without first obtaining the approval in writing of Lessor, and Lessor's approval thereof shall



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not be withheld unreasonably. Plans and specifications for alterations, improvements and exterior signs shall be submitted to Lessor prior to the commencement of any work on the premises.

                  13.0.2 All construction work and materials attached to, affixed to, or installed in, the Premises by any party or person, including but not limited to heating, air conditioning, ventilating, plumbing and electrical equipment and facilities, floor, wall and ceiling covering, store fronts, additions, renovations and replacements (separately and collectively the "Improvements") immediately shall become part of the Premises and property of Lessor. However, improvements made by Tenant that do not become permanent fixtures shall remain the property of Tenant.

                  13.0.3 All plans and specifications required hereunder shall be prepared by, and the Improvements to be made pursuant thereto shall be performed by, persons duly qualified to do the work in the jurisdiction wherein the Premises are situate and shall comply with all applicable codes, rules, regulations and ordinances.

                  13.0.4 Tenant shall secure all permits and licenses necessary or required for construction, operation, signage and occupancy of the Improvements. Lessor shall have final approval of all signage. Lessor shall cooperate with Tenant but shall not be obligated to obtain or be responsible for failure to obtain such permits and licenses.

                  13.0.5 All contracts for labor and/or material in excess of Two Thousand Dollars ($2,000.00) shall be in writing, and shall contain a waiver of lien provision. Tenant shall not permit mechanic liens to be placed upon the Premises.

                  13.0.6 Tenant agrees to pay for all work and materials and nothing contained in this Lease shall authorize or empower Tenant to do any act which shall in any way encumber Lessor's title to any claim by way of lien or encumbrance whether claimed by operation of law or by virtue of any expressed or implied contract of Tenant, and any claim to a lien upon the Building or Premises arising from any act or omission of Tenant shall attach only against Tenant's interest and shall in all respects be subordinate to Lessor's title to the Building and Premises. If Tenant has not removed any such lien or encumbrance within fifteen (15) days after written notice to Tenant by Lessor, Lessor may, but shall not be obligated to pay the amount necessary to remove such lien or encumbrance, without being responsible for making any investigation as to the validity or accuracy thereof, and the amount so paid together with all costs and expenses (including attorneys' fees) incurred by Lessor shall be deemed additional rent reserved under this Lease due and payable forthwith.

                  13.0.7 All Improvements approved by Lessor shall be made at the sole cost and expense of Tenant.



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                                   ARTICLE XIV
                                     REPAIRS

                  14.0.1 Lessor shall be responsible for all repair to the roof, exterior, foundation and structural portions of the building not a result of any action or negligence on the part of the Tenant. The Lessor shall repair any roof leaks within seven (7) days after receipt of notice from Tenant to Lessor.

                  14.0.2 Tenant shall keep and maintain the Premises and every part thereof clean and in good order and condition and shall make all repairs and replacements thereto and to each and every part thereof which may be necessary, required or desired. Without limiting the generality of the foregoing, Lessor shall establish a capital reserve account into which Lessor shall deposit $.50 per square foot of Tenants rent into said account. The capital reserve account shall be utilized in the sole discretion of Lessor to maintain or replace the heating, ventilating, and air conditioning system and any other capital improvements to the Platinum Plaza Building or Common areas.

                  14.0.3 Tenant shall install and replace such signs, decorations, lettering, advertising matter and other things as may be approved by Lessor, said approval not to be unreasonably withheld, and keep and maintain the same in good condition and repair and in keeping with the image, character and standards as may be established from time to time by Lessor for the Premises and shall make such replacements as may be necessary.

                  14.0.4 In the event that Tenant shall fail, within thirty (30) days after notice in writing by Lessor, to make repairs or replacements to the Premises, the Improvements, the signs or any part thereof which may be necessary or required, Lessor may make the same and collect the costs thereof and expenses incurred in connection therewith, together with interest thereon at the then prevailing commercial rate from Tenant, by exercising all remedies provided by law and provided herein for collection of rent.

                  14.0.5 In the event that the portion of the Premises which Tenant has agreed to maintain, if any, shall be damaged or destroyed as a result of fire, casualty or other occurrence, Tenant shall remove any resulting debris and repair or replace such damaged structure promptly, and if Tenant fails to commence required restoration work within ninety (90) days from the date of such damage or destruction or fails to diligently proceed to complete the same, Lessor's remedy shall be the right and option to terminate the Term of this Lease by giving Tenant written notice of Lessor's election to do so at any time prior to completion of the repairs or replacements if Tenant shall not then be actively undertaking such restoration work.

                                   ARTICLE XV
                              RULES AND REGULATIONS

                  15.0.1 In regard to use and occupancy of the Premises and Common Area, Tenant shall at its expense: (a) keep the inside and outside of all glass in the doors and windows of the Premises clean; (b) keep all exterior store surfaces of the Premises clean; (c) replace promptly any cracked or broken glass of the Premises with glass of like kind and quality; (d) maintain the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (e) keep any garbage, trash, rubbish or refuse in rat-proof containers within the interior of the Premises until removed; (f) have such garbage, trash, rubbish and refuse removed on a daily basis; (g) keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises; (h) comply with all laws, ordinances rules and regulations of governmental authorities and all recommendations of the Fire Underwriters Rating Bureau now or hereafter in effect; (i) maintain window displays, advertising matter, signs, merchandise and store fixtures in keeping with the image, character and standards of the Premises, as determined by Lessor; (j) maintain such regular service contracts with professionals for air-conditioning maintenance, pest extermination, refuse removal, cleaning, etc. as may be required by and subject to the approval of Lessor; and (k) conduct its business in all respects in a dignified manner in accordance with high standards of store operation consistent with the quality of operation of the Premises as determined by Lessor and to provide an appropriate mercantile quality within the entire Premises.

                  15.0.2 In regard to use and occupancy of the Premises and Common Area, Tenant shall not: (a) use or permit the use of any objectionable advertising medium such as, without limitation; loudspeakers, phonographs, public address systems, sound amplifiers, reception of radio or television broadcasts within the Premises which is in any manner audible or visible outside of the Premises; (b) permit accumulations of garbage, trash, rubbish or other refuse within or without the Premises; (c) cause or permit objectionable odors to emanate or be dispelled from the Premises; (d) solicit business in the parking or other Common Area; (e) distribute handbills or other advertising matter to, in or upon any automobiles parked in the parking area or in any other Common Facility; (f) permit the parking of delivery vehicles so as to interfere with the use of any driveway, foot walk, parking area or other Common Facility in the Premises; (g) place or suffer to be placed or maintain on the exterior of the Premises any sign, advertising matter or any other thing of any kind or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises, or paint or decorate any part of the exterior of the Premises, or any part of the interior visible from the exterior thereof, without first obtaining Lessor's written approval; (h) use of foot walk or any other Common Facility adjacent to the Premises for the sale or display of any merchandise for any other business, occupation or undertaking; (i) conduct or permit to be conducted any action, fire, going out of business, bankruptcy, or other similar type sale in or connected with the Premises; or (j) use or permit the use of any portion of the Premises for any unlawful purpose.

                  15.0.3 Tenant shall comply with other rules and regulations which may be adopted by Lessor from time to time and which are reasonably and uniformly applied.

                  15.0.4 Tenant shall at all times fully comply with the Americans With Disabilities Act, as the same may be amended from time to time or any successor statute and any rules and regulations promulgated thereunder (collectively, the "Act") and shall, at its sole cost and expense, make any and all alterations and improvements to the Premises necessary to comply with the Act. However, before Tenant shall make any alterations or improvements to the Premises in order to comply with the Act, Tenant shall first obtain the approval in writing of Lessor for such alterations or improvements, which approval shall not be unreasonably withheld. Tenant shall further comply with Sections 15.0.1, 15.0.2, and 15.0.4 with respect to any alterations or improvements made pursuant to this Section. Tenant shall fully indemnify Lessor from and against any and all claims or demands of any person or entity (including, but not limited to, any governmental entity) arising out of Tenant's failure to fully comply with the terms of the Act.


                                   ARTICLE XVI
                                    MORTGAGES

                  16.0.1 This Lease and the rights of Tenant hereunder shall be subordinate to the lien of any mortgage or security interest on the Premises or any part thereof or on the property of which the Premises are a part, and shall be subordinate to the Lessor; provided, however, that subordination to liens created hereafter shall be contingent upon agreement by the holder or holders of any subsequent liens that this Lease shall not be divested by foreclosure or execution on such subsequent mortgage or security interests and that Tenant's possession of the Premises shall not be disturbed so long as Tenant should not be in default hereunder.


                                  ARTICLE XVII
                                TENANT'S PROPERTY

                  17.0.1 All property, other than Improvements (as defined in this Lease) placed on the Premises by Tenant, including signs, inventory, furniture, trade fixtures, appliances, expendable, books, records, cash and personal items of clothing and sundries, shall be deemed to be "Tenant's Property".

                  17.0.2 So long as Tenant is not in default under this Lease, Tenant may remove any of Tenant's Property without Lessor's consent, provided such removal does not damage the Premises.


                                  ARTICLE XVIII
                          INSURANCE AND INDEMNIFICATION

                  18.0.1 Tenant shall maintain and keep in force policies of public liability insurance against claims for personal injury, death and property damage occurring in or about the Premises or arising out of the use or occupancy thereof, naming both Lessor and Tenant as Insured with coverage in the amounts of not less than Five Hundred Thousand Dollars ($500,000.00) for bodily injury or death to one person, not less than One Million Dollars ($1,000,000.00) for bodily injuries or deaths arising out of one occurrence and not less than One Hundred Thousand Dollars ($100,000.00) for property damage.

                  18.0.2 Tenant shall maintain and keep in force policies of insurance against loss to the contents on the Premises, including but not limited to Tenant's Property as a result of fire, theft or other insurance casualty, in adequate amounts, including any damages resulting from environmental pollutant discharges caused by Tenant's negligence in the operation of the Premises, the clean up of such spills or discharges and/or any resulting liability for the spill, discharge, or remediation shall be the sole responsibility of the Tenant. In addition, it is further agreed that the Tenant shall fully indemnify the Lessor from any fines or penalties assessed by any governmental agency, damages and losses that the Lessor may incur as the result of any environmental pollutant or hazard discharges caused by the Tenant's negligence or from any other sources or acts of third parties not the result of any acts or negligence of the Lessor.

                  18.0.3 Tenant shall maintain and keep in force policies of insurance against loss by vandalism, malicious mischief or breakage of glass in adequate amounts.

                  18.0.4 All policies of insurance required to be maintained by Tenant hereunder shall be obtained from insurance companies authorized to engage in business in the Commonwealth or State in which the Premises are located. Copies of the policies and certificates evidencing the effective dates and that they will not be canceled without at least ten (10) days notice in writing shall be delivered to Lessor.

                  18.0.5 All losses resulting from vandalism, malicious mischief or broken glass not covered by insurance shall be the sole responsibility of Tenant.

                  18.0.6 Tenant hereby waive any right of subrogation that Tenant's insurance carrier at any time may have against Lessor or Lessor's agents and employees, and shall release Lessor from any liability for any loss of or damage to any property or person on the Premises.

                  18.0.7 Lessor hereby waive any right of subrogation that Lessor's insurance carrier at any time may have against Tenant or Tenant's agents and employees, and shall release Tenant from any liability for any loss of or damage to any property or person on the Premises.

                  18.0.8 Tenant shall keep and save Lessor harmless from any penalty, claim, demand, loss, damage, charge, cost or expense including but not limited to attorneys' fees imposed or incurred for violation of any ordinance or law, whether occasioned due to the neglect of Tenant or any agent of or contractor under Tenant then upon or using the Premises, or otherwise howsoever, or arising or allegedly arising out of any accident or other occurrence causing injury to any person or property and due directly or indirectly to the condition of or the use or occupancy of the Premises.

                  18.0.9 Tenant will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises which will contravene Lessor's policies insuring against loss or damage by fire or other hazards (including, without limitation, public liability) or which will prevent Lessor from procuring such policies in companies acceptable to Lessor. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the Premises shall cause the rate of fire or other insurance upon the Premises or on other property of Lessor or of others within the Premises to be increased beyond the minimum rate from time to time applicable thereto, Tenant will pay, as additional rent, the amount of any such increase upon Lessor's demand.


                                   ARTICLE XIX
                                  ENVIRONMENTAL

                  19.0.1 In the event Tenant will be using any materials in the operation of its business on the Premises which are or may be deemed to be toxic or hazardous materials, Tenant's storage and use of such materials on the Premises shall be subject to all laws and regulations now in effect or hereafter enacted which deal with or relate to the regulation or protection of the environment (Environmental Laws), including the ambient air, ground water, surface water, and land use, including substrata land. In addition, Tenant agrees to the following:

                         (a) Tenant shall, at Tenant's own expense, comply with
all present and hereafter enacted Environmental Laws, and any amendments thereto, affecting Tenant's use or occupancy of the Premises or any operation of Tenant thereon or therefrom.

                         (b) Tenant shall immediately notify Lessor of any of
the following:

                             (i) Receipt of any correspondence or any other
                         communication from any governmental entity regarding the application of any Environmental Laws to the Premises or Tenant's use or occupancy of or operation on the Premises.

                             (ii) Any change in Tenant's operation on the
                         Premises which will change or has the potential to change Tenant's or Lessor's obligations or liabilities under any of the Environmental Laws.

                         (c) Tenant shall indemnify, protect, defend, and hold
Lessor, its partners, officers, directors, employees, and agents, and their successors and assigns, harmless from and against any and all losses, liabilities, damages, expenses (including, but not limited to, reasonable investigation and legal fees and expenses), claims, and actions resulting from or relating to any alleged or actual injury, liability, or damage to persons or property; and any and all claims or actions brought by any person, firm, governmental body, or other entity alleging or resulting or arising from or in connection with contamination or adverse effects on the environment, or violation of any Environmental Law or other statute, law, ordinance, rule, regulation, judgment, or order of any governmental or judicial entity;

and from and against any and all damages, liabilities, costs, fines, and penalties assessed as a result of any activity or operation on the Premises during the term of this Lease, except for damage or injury caused by Lessor or Lessor's agents. Tenant's obligations and liabilities under this Section shall continue as long as Lessor bears any liability or responsibility under the Environmental Laws or any other statute or law for any act which occurred on the Premises during the term of this Lease. Tenant's failure to abide by the terms of this Section shall be restrainable by injunction. The obligations set forth in this Section shall survive the expiration or sooner termination of this Lease. Tenant shall require all of its Subtenants and licensees to agree to the provisions of this Section in favor of Lessor and the other persons set forth above.

                  19.0.2 Lessor has received no written notice from any governmental authority having jurisdiction over the Premises that the Premises are in violation of the Comprehensive Environmental Response, Compensation and Liability Act of 1989, as amended (CER-CLA(c)), the Resources Conservation and Recovery Act of 1976, as amended (ARCRA(c)), the Toxic Substance Control Act, as amended, the Hazardous Materials Transportation Act, as amended, or any statute governing underground storage tanks or asbestos. Lessor shall indemnify and hold Tenant harmless from and against any and all claims, demands, or losses in connection with the release of hazardous materials caused by Lessor.


                                   ARTICLE XX
                                  CONDEMNATION

                  20.0.1 If the whole or any part of the Premises shall be taken under the power of eminent domain, this Lease shall terminate as to the part so taken on the date Tenant is required to yield possession thereof to the condemning authority. Lessor shall make such repairs and alterations as may be necessary in order to restore the part not taken to useful condition and the Annual Basic Rental shall be reduced proportionately as to the portion of the Premises so taken. If the portion of the Premises so taken substantially impairs the usefulness of the Premises for the purposes set forth in Section 2.0.6 in the opinion of either party, either party may terminate this Lease as of the date when Tenant is required to yield possession. Tenant shall not be entitled to any portion of the award for the fee or leasehold of the Premises, the property of Lessor of which the Premises are a part or any part thereof, and the entire award shall belong to Lessor; provided, however, Tenant may apply for reimbursement from the condemning authority for moving expenses, dislocation damages and other special benefits, if any allowed by law, with the understanding that Lessor's portion of any award shall not be diminished by any claim on behalf of Tenant to a bonus value as a result of the amount of rent payable hereunder being less than the fair market rental value of the Premises or by any other claim of Tenant.

                                   ARTICLE XXI
                                    DEFAULTS

                  21.0.1 If Tenant shall fail at any time to make any payment or to perform any act on its part to be made or performed under this Lease in accordance with the terms hereof, Lessor, at its sole discretion, without notice or demand, and without waiving or releasing Tenant from any obligation of Tenant hereunder may make such payment or perform such act to the extent that Lessor may deem desirable, and in connection therewith may employ attorneys and pay expenses. All sums so paid by Lessor and all reasonable expenses in connection therewith and all rent and other charges payable by Tenant hereunder shall bear interest thereon at the then prevailing commercial rate from the date of such payment by Lessor or the date such payment by Tenant was due, as the case may be, and shall be deemed to be payable by Tenant to Lessor and may be collected by exercising all remedies provided by law and provided herein for collection of rent.

                  21.0.2 If Tenant shall default in the payment of any installment of rent, additional rent or other amount provided for under this Lease as the same becomes due and payable, or should an execution be issued against the Tenant and a levy made upon the Tenant's interest in the Premises or any part thereof, or bankruptcy proceedings be commenced by or against Tenant, or an assignment be made by Tenant for the benefit or creditors, or a receiver be appointed for Tenant, then and in such event the entire rent for the balance of the term, at the option of Lessor, shall become due and payable at once as if by the terms of this Lease it were all payable in advance.

                  21.0.3 Lessor shall have the right to distrain upon any property on the Premises for unpaid rent, additional rent and other amounts payable by Tenant hereunder.

                  21.0.4 If Tenant shall default in the payment of any installment of rent, additional rent or other amount provided for under this Lease or in the performance of any covenant or condition of this Lease and fail to cure or commence and diligently proceed to cure such default within ten (10) days after written demand by Lessor that the default be cured, Lessor, at its option, may enter upon the Premises without process of law and take possession thereof, together with all Improvements and appurtenances.

                  21.0.5 No waiver by Lessor of any breach by Tenant of any covenants or conditions contained herein shall be construed to be a waiver of any other covenant or condition or any succeeding breach of the same covenant or condition. Termination of the Term, or the receipt of rent after default or after judgment or after execution shall not deprive Lessor of any other actions against Tenant for possession or for rent or for damages. Lessor may use the remedies herein given or other prescribed by law, or both, as often as it may deem necessary.

                  21.0.6 Bankruptcy of Tenant.

                         (a) Insolvency - If, at or before the commencement date
of the term of this lease, or if at any time during the term, there shall be filed by or against Tenant in any Court pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization of for the appointment of a receiver or trustee of all or a portion of the Tenant's property, and if within sixty (60) days thereof Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement, then this lease, at the option of Lessor, may be terminated, in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any Court, shall be entitle to possession or to remain in possession of the Premises, but shall forthwith quit and surrender the Premises, and Lessor, in addition to the other rights and remedies it has by virtue of any other provision herein or else where in this lease contained, or by virtue of any statute or rule of law, may retain as liquidated damages any rent or monies received by Lessor from Tenant or others in behalf of Tenant.

                         (b) Acceleration - It is agreed that in the event of
the termination of this lease pursuant to paragraph (a) of this Section, Lessor shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the then cash value of the rent and other charges payable by Tenant hereunder for the unexpired portion of the term demised, less they then cash rental value of the Premises for the same period. Nothing herein contained shall limit or prejudice the right of Lessor to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount is greater, equal to, or less than the amount of the difference referred to above.


                                  ARTICLE XXII
                                    SURRENDER

                  22.0.1 Tenant may, and at Lessor's request shall, remove all Tenant's Property as defined herein, and Tenant agrees to repair any damage caused by such removal promptly and at its sole cost and expense. Any property not removed from the Premises at the expiration or earlier termination of this Lease, at the option of Lessor, may forthwith become the property of Lessor.


                                  ARTICLE XXIII
                         RIGHT OF FIRST REFUSAL TO LEAVE

                  23.0.1 Lessor hereby grants to Tenant the first right to lease any vacant space which becomes available during the term of this lease or any extension thereof. Lessor shall notify Tenant of a vacancy within the Platinum Plaza Building, the square footage available and the rent for said space. Tenant shall have 30 days from date of notification to exercise this First Right to Lease. Should Tenant elect to occupy the newly vacant space, Tenant shall execute a lease within 15 days from notifying Lessor of Tenant's intent to occupy said space. Failure to execute the lease within the prescribed time period terminates Tenants First Right to Lease.

                                  ARTICLE XXIV
                                  MISCELLANEOUS

                  24.0.1 In the event Tenant does not receive authorization to operate a lending institution in the State of West Virginia, Tenant may upon thirty (30) days written notice to Lessor, terminate this Lease.

                  24.0.2 Notwithstanding any other provisions contained in this lease, in the event a) Lessee or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this lease shall be levied upon or sold under execution or other legal process, or b) the depository institution then operating on the Premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Lessor may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this lease is terminated by the Receiver or Liquidator, the maximum claim of Lessor for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall by law in no event be in an amount equal to all accrued and unpaid rent to the date of termination.

                  24.0.3 Permit the Lessor and its agents to enter upon the Premises at all reasonable times to examine the condition thereof.

                  24.0.4 All notices, demands and requests which may be or are required to be given hereunder shall be given in writing and shall be deemed to have been duly given if sent by United States Registered or Certified Mail addressed to Tenant as set forth in Section 2.0.12 and to Lessor as set forth in
Section 2.0.13 or to such other places as the parties hereto may for themselves designate in writing from time to time for the purpose of receiving notices hereunder.

                  24.0.5 This Lease shall be deemed to be executed and delivered at the County in which the Premises are situate, and the laws of the State or Commonwealth in which the Premises are situate shall be applicable thereto. The division of this Lease into Articles and Sections and the use of headings for said Articles is for the purpose of convenience only and not for the purpose of construing this Lease.

                  24.0.6 If any term or provision, or any portion thereof, of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                  24.0.7 Tenant shall, at any time and from time to time upon not less than ten (10) days prior written request by Lessor execute, acknowledge and deliver to Lessor an estoppel certificate stating whether or not this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and, if the Lease is in full force and effect, the dates to which the rent and other charges have been paid in advance, and such other matters relating to this Lease as reasonably may be requested by Lessor, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser, assignee or encumbrancer of the Premises or the Property of which the Premises are a part.

                  24.0.8 Tenant agrees to attorn to any successor in interest to Lessor whether by purchase, foreclosure, sale in lieu of foreclosure, power of sale, termination of ground lease or otherwise, if so requested or required by such successor in interest, and Tenant agrees, upon demand, to execute agreements in confirmation of such attornment.

                  24.0.9 All provisions of this Lease shall apply during the Term of this Lease, during any and all extensions hereof and during all periods before and after the Term hereof while Tenant occupies or has the right to occupy the Premises.

                  24.0.10 If two or more individuals, corporations, partnerships or other business associates (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business associate to pay rent and perform all other obligations hereunder shall be deemed to be joint and several. In like manner, if the Tenant named in this Lease shall be a partnership or other business association, the members of which are, by virtue of statute or general law, subject to personal liability, the liability of each such member shall be joint and several.

                  24.0.11 To secure payment of all amounts payable by Tenant under this Lease, Lessor shall have a security interest in all Tenant's Property, goods, equipment, inventory, accounts receivable, contract rights, licenses, permits, other general intangibles and all assets and proceeds thereof of Tenant, and upon request of Lessor, Tenant shall sign, deliver and pay for filing any instruments reasonably requested by Lessor to separately document, perfect and/or continue such security interest. Lessor shall sign such documents as required to assist Tenant in obtaining loans or credit.

                  24.0.12 This Lease constitutes the entire contract between the parties hereto, and there are no other understandings, oral or written, relating to the subject matter hereof. This Lease may not be changed, modified or amended, in whole or in part, except in writing signed by the parties.

                  24.0.13 The submission of this Lease to Tenant for examination does not constitute a reservation of any rights to Tenant or option and this Lease becomes effective only upon execution and delivery thereof by Lessor.

                  24.0.14 Advertisement of Premises - In the event the parties hereto have not executed a renewal lease within one hundred eighty (180) days prior to the termination of this lease, then the Lessor or its agents shall have the right to enter the Premises at all reasonable times for the purpose of exhibiting the same to others.

                  24.0.15 Sale of Property by Lessor - In the event of the sale of the real estate by Lessor, it shall be sold subject to this lease, but the original Lessor shall then be released of all obligations under this lease and the new owner shall be responsible, as the new Lessor, under the terms and conditions of this lease. It is the intent that this lease shall run with the land and not be personal to the landowners.

                  24.0.16 Limitation of Lessor's Liability - Notwithstanding anything to the contrary contained herein, any liability incurred by the Lessor to the Tenant shall not be of a personal nature and Tenant'S sole means of recovery shall be against the real estate owned by Lessor at the location herein leased, it being the specific intention to not encumber other assets of the Lessor in this regard.

                  24.0.17 Force Majeure - In the event that there is a strike, riot, shortage of material or other thing or item beyond the control of the Lessor preventing the Lessor from performing under this lease, it shall not constitute a breach or other violation of this lease for so long as the Lessor is disabled by such act or governmental regulation from performing hereunder.

                  24.0.18 Relationship of Parties - Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create a relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Lessor and Tenant, it being expressly understood and agreed that neither the computation of rent nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Lessor and Tenant other than the relationship of Lessor and Tenant.

                  IN WITNESS WHEREOF, the parties have duly executed and sealed this Lease as of the date first above written.


WITNESS:                                Lessor:
                                        PLATINUM PROPERTIES, LIMITED
                                        LIABILITY COMPANY

/s/ BETH A. CORWIN                      By:  /s/ PARRY PETROPLUS
------------------------------------       -------------------------------------
                                           Its:  Member
                                               ---------------------------------


WITNESS:                                Tenant:
                                        CENTRA BANK

/s/ TIMOTHY P. SAAB                     By:  /s/ DOUGLAS LEECH
------------------------------------       -------------------------------------
                                           Its:  President & CEO
                                               ---------------------------------